Inventory	12 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
Inventory
11.
Inventory

As at	December 31, 2022	December 31, 2021
Retail liquor	82,589	—
Harvested cannabis
Raw materials, packaging and components	4,577	4,354
Work-in-progress	19,927	19,751
Finished goods	7,040	2,966
Retail cannabis	13,373	2,397
Millwork	276	35
	127,782	29,503

During the year ended December 31, 2022, inventories of $558.1 million were recognized in cost of sales as an expense (year ended December 31, 2021 - $50.6 million).

During the year ended December 31, 2022, the Company recognized inventory write downs of $8.9 million (year ended December 31, 2021 - $17.5 million), of which $7.0 million (year ended December 31, 2021 - $17.0 million) was recognized as an impaired and obsolete inventory provision, and $1.9 million (year ended December 31, 2021 - $0.5 million) was included in the change in fair value realized through inventory as the fair value component of the impaired and obsolete inventory provision.